Exhibit 99.2

Staktek Changes Corporate Name to Entorian™ Technologies Inc.

Company Broadens Vision to Diversify Technologies and Enter New Markets

AUSTIN, Texas--(BUSINESS WIRE)--Staktek Holdings, Inc. (NASDAQ: STAK), a market-leading provider of advanced electronic technologies and solutions for enterprise, consumer and other high-growth markets, today announced its name change to Entorian™ Technologies Inc. (Entorian) (NASDAQ: ENTN) and provided its vision for future growth and expansion.

The name change reflects the company’s vision to move beyond chip-stacking solutions and become a leading provider of Enterprise class subsystem technologies for high-speed, high-capacity systems, as well as to expand its footprint evolving from its consumer technologies. This vision is built on an 18-year foundation of electrical and mechanical packaging expertise, as well as a deep intellectual property portfolio consisting of more than 230 patent and pending patent applications.

The business expansion began through internal development efforts, resulting with the introduction of ArctiCore™ advanced memory module technologies for enterprise memory sub-systems. The company then applied its core high-density technologies to NAND Flash storage in the consumer mobile MP3/cell phone market and commercial solid state drive applications, and most recently announced a thermally enhanced SO-DIMM targeted for thin notebooks, rugged notebooks and gaming notebooks. Entorian will continue to aggressively invest in R&D.

The company further continued its business expansion through the acquisition of Southland Micro Systems, Inc. in August 2007. This strategic acquisition provided direct access to major enterprise OEMs and data center customers, as well as additional memory module sub-system products and services. Entorian will continue to aggressively evaluate additional synergistic acquisition opportunities.

“We believe our new corporate identity better conveys the company’s broader, more diversified vision to our customers and shareholders,” said Wayne R. Lieberman, CEO and president of Entorian. “We plan to further expand our technologies and operational efficiencies, as well as leverage our core competencies and financial resources to enter new markets through building or acquiring new businesses. We are currently targeting the three main sub-system areas of the enterprise market, which include memory, storage and power management. Additionally, our focus on the consumer electronics market will continue to enable higher-capacity mobile consumer devices. Finally, we intend to explore solutions for the industrial and military markets that can leverage our electrical and mechanical expertise.”

As part of the change, the company is launching a new web site effective tomorrow, February 28, 2008, at http://www.entorian.com, which reflects the company’s revised mission and brand. All future business will be conducted under the new name.

The company’s common stock will begin trading on NASDAQ under ‘ENTN’ effective with the market open on February 28, 2008. The company’s new CUSIP number is 29383P 100. Holders of stock certificates bearing the name "Staktek" may continue to hold these certificates and will not be required to exchange them for new certificates.

Web Cast and Conference Call

The company will host a conference call and web cast with investors today, February 27, 2008, at 3:30 p.m. Central time (4:30 p.m. Eastern time) to discuss the fourth quarter and fiscal year 2007 financial results and the business outlook for the first quarter of 2008. Investors and other interested parties may access the call by dialing 800-289-0496 in the U.S. (913-312-1472 outside of the U.S.), with the confirmation code 3804955, at least 10 minutes prior to the start of the call. In addition, an audio web cast will be available through the Staktek web site at http://www.staktek.com. A replay will be available for 48 hours following the call at 888-203-1112 in the U.S. (719-457-0820 outside of the U.S.), confirmation code 3804955.

Cautionary Language

This press release contains forward-looking statements. These statements are generally accompanied by words such as “expect,” “anticipate,” “believe,” “estimate,” and similar expressions. These statements include our plan to further expand our technologies and operational efficiencies, as well as leverage our core competencies and financial resources to enter new markets through building or acquiring new businesses and our intent to explore solutions for the industrial and military markets that can leverage our electrical and mechanical expertise. We do not have long-term agreements with our customers or sufficient backlog to rely upon when forecasting results, so our future performance is very difficult to predict. Our forward-looking statements are based on our current expectations, estimates and assumptions and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially. Risks and uncertainties that may cause future results to differ include, but are not limited to, transitions in the technologies utilized by OEMs and others (including but not limited to increased use of dual-die and planar solutions and a continuing shift from DDR-1 to DDR-2) and the resulting impact on our business; reduced DRAM pricing and less demand for our products, due to a DRAM oversupply in certain instances; having significant customer concentration and the impact on our operating results of a material decline in orders from any customer or of a consolidation of our customers; the risk that a competitor or significant customer develops or adopts an alternative solution or competing product; the risk that demand for our solutions is lower than expected; the risk that our average selling prices decline during the period more than we expect because of competitive pressures, substituted products or overall reduced demand for systems that incorporate our technologies; our inability to successfully integrate our acquisition of Southland Micro Systems; an increased risk associated with the volatility of the price of DRAM, given our increased purchases of DRAM as a result of our acquisition of Southland; the risks associated with expanding into new markets without past experience in those markets and to releasing new products generally; the risk that our new technologies, such as our NAND Flash-memory stacking technologies, FlashStak X-2 and ArctiCore, are not completed, tested or accepted in a timely fashion; the risk that we are unable to protect our intellectual property rights; the risk that we are unable to productize or monetize the intellectual property that we develop; the areas in California and Mexico in which we manufacture are subject to earthquakes, fires, flooding and other natural disasters, for some of which we are not insured; the risk that we will be unable to enter into additional license agreements to license our technologies; the risks associated with intellectual property litigation or other litigation; the risk that our customers or we are unable to obtain adequate memory or other materials; the risk that we incur problems in our manufacturing processes or facilities or that we are unable to maintain or improve our manufacturing capacity and turnaround times; risks related to qualifying our current or future products in our customers’ future products; risks related to increasing our royalty-based revenue; risks associated with competing with larger companies and companies with market share where we are targeting expansion; risks related to product liability claims in the event our services and technologies are used in defective products or include defective parts; risks associated with failing to achieve standardization of certain of our products (such as ArctiCore) from JEDEC; risks associated with acquiring other businesses or technologies in the future; our inability to identify companies to acquire; and the risks associated with our dependence on a few key personnel to manage our business effectively.

For a discussion of these and other factors that could impact our financial results and cause actual results to differ materially from those in the forward-looking statements, please refer to our recent filings with the Securities and Exchange Commission, and in particular, our Form 10-K filed on March 8, 2007. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

About Entorian Technologies

Entorian Technologies Inc. is a market-leading provider of advanced electronic technologies and solutions for enterprise, consumer and other high-growth markets. With an IP portfolio of more than 230 patents and pending patent applications, the company offers high-speed, high-capacity solutions, and technology licensing. Headquartered in Austin, Texas, Entorian operates two ISO-certified manufacturing facilities in Irvine, California and Reynosa, Mexico. For more information beginning February 28, 2008, go to http://www.entorian.com.

Staktek and Entorian are trademarks of Staktek Group LP.

CONTACT:
Entorian Technologies, Inc.
Kirk Patterson, 512-454-9531
CFO & SVP
investors@staktek.com
or
Investors:
Shelton - Investor Relations
For Entorian Technologies, Inc.
Beverly Twing, 972-385-0286 x126
investors@staktek.com
or
Media:
Shelton - Public Relations
For Entorian Technologies, Inc.
Katie Olivier, 972-239-5119 x128
media@staktek.com